Finance costs	12 Months Ended
Dec. 31, 2022
Borrowing costs [abstract]
Finance costs
Finance costs
Finance costs are recognised in the consolidated income statement in the period in which they are incurred, with the exception of general and specific borrowing costs directly attributable to the acquisition, construction or production of qualifying assets. Qualifying assets are assets that necessarily take a substantial period of time to get ready for their intended use or sale. Borrowing costs are added to the cost of those assets, until such time as the assets are substantially ready for their intended use or sale. All other borrowing costs are recognised within the consolidated income statement in the period in which they are incurred based upon the effective interest rate method. Interest income is recognised using the effective interest rate method.
The following table summarises net finance costs for the years presented:

	Year ended 31 December
	2022	2021	2020
	€ million	€ million	€ million
Interest income(A)	67	43	33
Interest expense on external debt(A)	(162)	(153)	(132)
Other finance costs(B)	(19)	(19)	(12)
Total finance costs, net	(114)	(129)	(111)
(A)Includes interest income and expense amounts, as applicable, on cross currency swaps and interest rate swaps. Cross currency swap and interest rate swap income totalled €50 million, €27 million and €24 million in 2022, 2021 and 2020, respectively. Cross currency swap and interest rate swap expense totalled €31 million, €14 million and €12 million in 2022, 2021 and 2020, respectively. Refer to Note 13 for further details.
(B)Other finance costs principally includes amortisation of the discount on external debt and interest on leases.